Exhibit 99.1

LETTER OF TRANSMITTAL
The Goodyear Tire & Rubber Company
OFFER TO EXCHANGE
SHARES OF COMMON STOCK PLUS CASH
FOR
ANY AND ALL OF ITS OUTSTANDING
4.00% CONVERTIBLE SENIOR NOTES DUE JUNE 15, 2034

Pursuant to the Prospectus
Dated November 6, 2007

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 5, 2007, UNLESS EXTENDED BY US IN OUR SOLE DISCRETION, (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”), OR EARLIER TERMINATED BY US IN OUR SOLE DISCRETION. HOLDERS MUST VALIDLY TENDER, AND NOT WITHDRAW, THEIR CONVERTIBLE NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION. TENDERED CONVERTIBLE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, N.A.

By Hand or Overnight Delivery: Wells Fargo Bank, N.A. Attn: Corporate Trust Operations Sixth and Marquette MAC N9303-121 Minneapolis, MN 55479	By Registered or Certified Mail: Wells Fargo Bank, N.A. Attn: Corporate Trust Operations Sixth and Marquette MAC N9303-121 Minneapolis, MN 55479	Facsimile Transmissions: (612) 667-6282 Attn: Corporate Trust Operations To Confirm by Telephone or for Information: (800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus (as defined below).

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for Tendering Convertible Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Book-entry confirmation of a book-entry transfer of Convertible Notes (as defined herein) into the Exchange Agent’s account at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Convertible Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that The Goodyear Tire & Rubber Company may enforce this Letter of Transmittal against such participant.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

DESCRIPTION OF CONVERTIBLE NOTES

ALL TENDERING HOLDERS COMPLETE THIS BOX:

Name(s) and Address(es) of Holder(s)
(Please Fill in, if Blank)	Certificate Number(s)*	Principal Amount Represented	Principal Amount Tendered**

* Need not be completed by holders tendering by book-entry transfer.
** Convertible Notes may be tendered in whole or in part in multiples of $1,000. All Convertible Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED CONVERTIBLE NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to The Goodyear Tire & Rubber Company, an Ohio corporation (the “Issuer”), the above described principal amount of the Issuer’s 4.00% Convertible Notes due June 15, 2034, (the “Convertible Notes”) in exchange for the offer consideration (as defined in the Prospectus), upon the terms and subject to the conditions set forth in the Prospectus dated November 6, 2007 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”). Holders who tender their Convertible Notes in the Exchange Offer will receive a cash payment in lieu of the fractional shares of our common stock to which they would be entitled.

Subject to and effective upon the acceptance for exchange of all or any portion of the Convertible Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Convertible Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Convertible Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Convertible Notes to the Issuer, or transfer ownership of such Convertible Notes on the account books maintained at DTC, together, in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned’s agent, of the offer consideration to be paid in exchange for such Convertible Notes, (ii) present such Convertible Notes for transfer, and to transfer the Convertible Notes on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Convertible Notes tendered hereby and that when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Convertible Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Convertible Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the Holder(s) of the Convertible Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the account books maintained at DTC. The Convertible Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Convertible Notes are not exchanged pursuant to the Exchange Offer for any reason, such Convertible Notes will be credited to an account maintained at DTC, without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Convertible Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Convertible Notes” in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Convertible Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The Exchange Offer is subject to the conditions set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to accept for exchange any of the outstanding Convertible Notes tendered by this Letter of Transmittal and, in such event, the outstanding Convertible Notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the offer consideration and cash in lieu of fractional shares be credited to the account indicated above maintained at DTC. If applicable, Convertible Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL HOLDERS OF CONVERTIBLE NOTES REGARDLESS OF
WHETHER CONVERTIBLE NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Convertible Notes exactly as their name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted herewith). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information and see Instruction 2 below.

If the signature appearing below is not of the record holder(s) of the Convertible Notes, then the record holder(s) must sign a valid bond power.

X

X
(Signature(s) of Holder(s) or Authorized Signatory)

DATE:

NAME:

CAPACITY:

ADDRESS:

(Including Zip Code)

AREA CODE AND TELEPHONE NO.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
SIGNATURE GUARANTEE (SEE INSTRUCTION 2 BELOW)

(Authorized Signature)

(Printed Name)

(Title)

(Name of Firm)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)

DATE:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if the offer consideration and any cash paid in lieu of fractional shares or Convertible Notes not tendered are to be issued in the name of someone other than the registered holder of the Convertible Notes whose name(s) appear(s) above.

Issue	☐ Returned Convertible Notes to:

☐ Offer consideration to:
(check as applicable)

Name:
(Please Print)

Address:

(Including Zip Code)

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9 Herein)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the offer consideration and any cash paid in lieu of fractional shares or Convertible Notes not tendered are to be sent to someone other than the registered holder of the Convertible Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

Send	☐ Returned Convertible Notes to:

☐ Offer consideration to:
(check as applicable)

Name:
(Please Print)

Address:

(Including Zip Code)

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9 Herein)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — The Depository Trust Company Book-Entry Transfer” in the Prospectus and an Agent’s Message is not delivered. Timely confirmation of a book-entry transfer of such Convertible Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. Convertible Notes may be tendered in whole or in part in integral multiples of $1,000.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures.  No signature guarantee on this Letter of Transmittal is required if:

•	this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Convertible Notes (the “Holder”)) of Convertible Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

•	such Convertible Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association.

3. Inadequate Space.  If the space provided in the box captioned “Description of Convertible Notes” is inadequate, the Certificate number(s) and/or the principal amount of Convertible Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights.  Tenders of Convertible Notes will be accepted only in integral multiples of $1,000. If less than all the Convertible Notes evidenced by any Certificates submitted are to be tendered, fill in the principal amount of Convertible Notes that is to be tendered in the box entitled “Principal Amount Tendered.” In such case, new Certificate(s) for the remainder of the Convertible Notes that was evidenced by your old Certificate(s) will only be sent to the Holder of the Convertible Notes, promptly after the expiration of the Exchange Offer. All Convertible Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Convertible Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration of the Exchange Offer. Any such notice of withdrawal must specify the name of the person who tendered the Convertible Notes to be withdrawn and the aggregate principal amount of Convertible Notes to be withdrawn. If Convertible Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — The Depository Trust Company Book-Entry Transfer,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Convertible Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Convertible Notes may not be rescinded. Convertible Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the expiration of the Exchange Offer by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Convertible Notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding on all parties. The Issuer, any affiliates or assigns of the Issuer, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Convertible Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements.  If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever, or if this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing of the Holder of Convertible Notes.

If any Convertible Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the Holder(s) of the Convertible Notes listed and transmitted hereby, no endorsement(s) of Convertible Notes or separate bond power(s) is required unless shares of common stock are to be issued in the name of a person other than the Holder(s). Signatures on such bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the Holder(s) of the Convertible Notes listed, the Convertible Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates or on the security position listing, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the Trustee for the Convertible Notes may require in accordance with the restrictions on transfer applicable to the Convertible Notes. Signatures on such Convertible Notes or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions.  If the offer consideration and cash in lieu of fractional shares are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if the offer consideration and cash in lieu of fractional shares are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Convertible Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities.  The Issuer will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Convertible Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer” or any conditions or irregularities in any tender of Convertible Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Convertible Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies.  Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. Taxpayer Identification Number and Backup Withholding.  Under U.S. federal income tax law, a Holder whose tendered Convertible Notes are accepted for exchange is required to (i) provide the Exchange Agent with such Holder’s (or such Holder’s assignee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 or (ii) establish another basis for exemption from backup withholding. For this purpose, a Holder’s assignee is also referred to as a “Holder.” A tendering Holder must cross out item (2) in the certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to a $50 penalty imposed by the Internal Revenue Service and a federal income tax backup withholding (currently 28%) on any payment made on account of the Exchange Offer (including interest). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

To prevent backup withholding, each Holder must provide the Exchange Agent with such Holder’s correct TIN by completing the Substitute Form W-9 accompanying this Letter of Transmittal certifying, under penalty of perjury, that such TIN is correct, such Holder is not currently subject to backup withholding and such payee is a United States person.

The box in Part 1 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is checked, the Holder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 1 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Issuer or the Exchange Agent will withhold a percentage (currently 28%) of all payments made prior to the time a properly certified TIN is provided to the Issuer or the Exchange Agent.

The Holder is required to give the Exchange Agent the TIN of the registered owner of the Convertible Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Convertible Notes. If the Convertible Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “exempt” in Part 2, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed Internal Revenue Service Form W-8 BEN, signed under penalties of perjury, attesting to that Holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.

If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.

HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM BACKUP WITHHOLDING.

10. Waiver of Conditions.  The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. Lost, Destroyed or Stolen Certificates.  If any Certificate(s) representing Convertible Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

12. Security Transfer Taxes.  Holders who tender their Convertible Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, shares of common stock are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Convertible Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Convertible Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYOR’S NAME: WELLS FARGO BANK, N.A.

PAYEE INFORMATION
(Please print or type)

Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:	☐ Individual/Sole proprietor
☐ Corporation
☐ Partnership
☐ Other

ADDRESS (NUMBER, STREETS AND APT. OR SUITE NO.)

CITY, STATE, AND ZIP CODE

PART 1:	TAXPAYER IDENTIFICATION NUMBER (“TIN”)

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social Security Number:   -   -

Employer Identification number:   -

☐ Applied For

PART 2:	PAYEES EXEMPT FROM BACKUP WITHHOLDING

Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

     ☐ Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

2.	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. person (including a U.S. resident alien).

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 28%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the name and
SOCIAL SECURITY
For this type of account:		number of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC owned by an individual	The owner(3)

Give the name and
EMPLOYER
IDENTIFICATION
For this type of account:		number of —
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, or educational organization account	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

• A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.